Fees Summary	Dec. 03, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 308,571,000
Previously Paid Amount	0
Total Fee Amount	47,242.23
Total Offset Amount	0
Net Fee	$ 47,242.23